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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 30, 1999
                                                         ----------------

                           Encore Medical Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-26538                   65-0572565
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation                 File Number)            Identification No.)


                      9800 Metric Blvd. Austin, Texas 78758
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (512) 832-9500
                                                          ----------------










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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 30, 1999, Encore Medical Corporation ("Encore") acquired substantially all of the outstanding securities of Biodynamic Technologies, Inc. ("BTI") pursuant to the terms of a Stock Purchase Agreement dated March 30, 1999, by and among Encore and the shareholders of BTI (the "Purchase Agreement").

         As a result of the purchase, Encore become the indirect holder of the assets and property, real and personal, tangible and intangible, and certain liabilities of BTI. Those assets included inventory, equipment and certain governmental approvals to market various orthopedic trauma products. Encore intends to continue such use of those assets. BTI had been located in rented facilities in Deerfield Beach, Florida. The operations of BTI will be relocated to Encore's facilities in Austin, Texas.

         To the best knowledge of Encore, at the time of the purchase, there was no material relationship between (i) BTI and the BTI shareholders on one hand and (ii) Encore, or any of its affiliates, any director or officer of Encore, or any associate of such director or officer on the other hand.

         The aggregate consideration paid by Encore to the BTI shareholders was $1,098,000 in cash and promissory notes in the aggregate amount of $3,165,970. The notes bear interest at 8.91% and are payable over 6 years. The acquisition consideration was determined by arms-length negotiations between the parties to the Purchase Agreement. The cash portion of the acquisition consideration was derived from Encore's working capital.

ITEM 7.  EXHIBITS.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                                          Description
-----------                                          -----------

     2.1 Stock Purchase Agreement, dated March 30, 1999, among Encore Medical Corporation and certain security holders of Biodynamic Technologies, Inc.

     99.1      Press Release issued April 7, 1999


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ENCORE MEDICAL CORPORATION



Date: April 12, 1999                       By: /s/ Nick Cindrich
                                              ------------------------
                                                   Nick Cindrich
                                                   Chairman of the Board and
                                                   Chief Executive Officer





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                                INDEX TO EXHIBITS


    Exhibit
    Number                      Description of Exhibit
   --------                     ----------------------

     2.1       Stock Purchase Agreement, dated March 30, 1999, among Encore
               Medical Corporation and certain security holders of Biodynamic
               Technologies, Inc.

     99.1      Press Release issued April 7, 1999







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